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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 23, 2001



COMMISSION               EXACT NAME OF REGISTRANT AS          I.R.S. EMPLOYER
FILE NUMBER              SPECIFIED IN ITS CHARTER             IDENTIFICATION NO.
-----------              ------------------------             ------------------

1-11607                  DTE ENERGY COMPANY
                         (A MICHIGAN CORPORATION)             38-3217752
                         2000 2ND AVENUE
                         DETROIT, MICHIGAN 48226-1279
                         313-235-4000








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Item 5.  Other Events.

On May 23, 2001, DTE Energy issued a press release setting May 31, 2001, subject to the receipt of the necessary approval from the Securities and Exchange Commission, as the closing date for its merger with MCN Energy Group Inc.

The May 23, 2001 press release is filed as Exhibit 99-44.

On May 24, 2001, DTE Energy issued a press release advising that the Securities and Exchange Commission had issued an order approving its merger with MCN Energy Group Inc. pursuant to the provisions of the Public Utility Holding Company Act of 1935, as amended.

The May 24, 2001 press release is filed as Exhibit 99-45.

Item 6.  Exhibits

No.      Exhibit

99-44    Press Release issued May 23, 2001

99-45    Press Release issued May 24, 2001


















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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             DTE ENERGY COMPANY
                                             (Registrant)


                                             By: /s/ T. A. Hughes
                                                --------------------------------
                                                 T. A. Hughes
                                                 Associate General Counsel

Dated: May 24, 2001.





























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                                 Exhibit Index

Exhibit No.                     Description

 99-44                          Press Release issued May 23, 2001

 99-45                          Press Release issued May 24, 2001.